UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2011

THE CONNECTICUT LIGHT AND

POWER COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street Berlin, Connecticut	06037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2011, pursuant to a Bond Purchase Agreement dated September 28, 2011, by and among Morgan Stanley & Co., LLC, as Representative (“Morgan Stanley”), the Connecticut Development Authority (the “Authority”) and The Connecticut Light and Power Company (the “Company”), the Authority issued, on behalf of the Company, $120,500,000 aggregate principal amount of its Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (the “Series A PCR Bonds”), and pursuant to a Bond Purchase Agreement dated September 28, 2011, by and among Morgan Stanley, as Representative, the Authority and the Company, the Authority issued, on behalf of the Company, $125,000,000 aggregate principal amount of its Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011B Series) (the “Series B PCR Bonds”).

Both the Series A PCR Bonds and the Series B PCR Bonds mature on September 1, 2028, and are subject to extraordinary mandatory and mandatory taxability redemption prior to maturity.  Interest on the Series A PCR Bonds is payable at an annual rate of 4.375%, on March and September 1 of each year through maturity.  The Series B PCR Bonds are subject to mandatory tender for purchase on September 3, 2013, and interest is payable at an annual rate of 1.25% on March and September 1 of each year, and on the mandatory tender date.

Pursuant to a Loan Agreement relating to the Series A PCR Bonds between the Authority and the Company, dated as of October 1, 2011, and a Loan Agreement between the Authority and the Company relating to the Series B PCR Bonds, dated as of October 1, 2011 (collectively, the “Loan Agreements”), the proceeds of both issuances were loaned to the Company to assist it in redeeming the Authority’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 1993A Series), which had been issued on the Company’s behalf by the Authority in 1993 in the aggregate principal amount of $245,500,000.  Payments under the Loan Agreements will be made by the Company in such amounts as will pay, when due, the principal of and the premium, if any, and interest on the Series A PCR Bonds and the Series B PCR Bonds.

To evidence and secure its loan payment obligations under the Loan Agreements, the Company issued to the Authority its First and Refunding Mortgage Bonds, 2011 Series A, equal in principal amount to and bearing interest at the same rate and payable at the same time as the Series A PCR Bonds, and its First and Refunding Mortgage Bonds, 2011 Series B, equal in principal amount to and bearing interest at the same rate and payable at the same time as the Series B PCR Bonds.  The Company’s First and Refunding Mortgage Bonds were issued pursuant to a Supplemental Indenture, dated as of October 1, 2011 (the “Supplemental Indenture”), from the Company to Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1921, as supplemented, modified and amended and restated.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1

Bond Purchase Agreement dated September 28, 2011 by and among Morgan Stanley & Co., LLC, as Representative, the Connecticut Development Authority, and The Connecticut Light and Power Company (Series A PCR Bonds)

1.2

Bond Purchase Agreement dated September 28, 2011 by and among Morgan Stanley & Co., LLC, as Representative, the Connecticut Development Authority and The Connecticut Light and Power Company (Series B PCR Bonds)

4.1	Supplemental Indenture, dated as of October 1, 2011, between CL&P and Deutsche Bank Americas, N.A., as Trustee
4.2	Form of Series A Bond and Form of Series B Bond (included as Exhibits A-1 and A-2 to the Supplemental Indenture filed herewith as Exhibit 4.1).
10.1	Loan Agreement by and between the Connecticut Development Authority and The Connecticut Light and Power Company dated as of October 1, 2011 (Series A PCR Bonds)
10.2	Loan Agreement by and between the Connecticut Development Authority and The Connecticut Light and Power Company dated as of October 1, 2011 (Series B PCR Bonds)

 [SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY (Registrant)
By:	/S/ RANDY A. SHOOP
Name: Randy A. Shoop
Title: Vice President and Treasurer

Date:  October 27, 2011